2024 Second Quarter Earnings Call August 6, 2024 Supplemental information

Encompass Health 2 The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including the business outlook, guidance and growth targets, labor availability and costs, legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, such as the de novo pipeline, costs, growth and timelines, operational initiatives, dividend strategies, leverage, repurchases of securities, outstanding shares of common stock, effective tax rates, financial performance, financial assumptions and considerations, balance sheet and cash flow plans, market barriers to entry, and addressable market size. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the earnings release attached as Exhibit 99.1 to the Company’s Form 8-K dated August 5, 2024 (the “Q2 Earnings Release Form 8-K”), the Form 10-K for the year ended December 31, 2023, the Form 10-Q for the quarter ended March 31, 2024, the Form 10-Q for the quarter ended June 30, 2024, when filed, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note regarding presentation of non-GAAP financial measures The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The Q2 Earnings Release Form 8-K provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this supplemental information. Forward-looking statements

Encompass Health 3 Q2 2024 Financial summary ............................................................................................................................................. 4 Key takeaways ...................................................................................................................................................................... 5 Revenue ................................................................................................................................................................................. 6 Adjusted EBITDA .................................................................................................................................................................. 7 Earnings per share ............................................................................................................................................................... 8-9 Adjusted free cash flow ..................................................................................................................................................... 10 2024 Guidance and guidance considerations ............................................................................................................... 11-12 Adjusted free cash flow assumptions ............................................................................................................................. 13 Uses of free cash flow ........................................................................................................................................................ 14 Appendix Map of locations ................................................................................................................................................................... 16 Growth targets, fundamentals and value drivers ........................................................................................................ 17 Development activity ......................................................................................................................................................... 18 Debt maturity profile and schedule ................................................................................................................................ 19-20 New-store/same-store growth .......................................................................................................................................... 21 Payment sources .................................................................................................................................................................. 22 Operational metrics ............................................................................................................................................................ 23 Share information ................................................................................................................................................................ 24 Reconciliations to GAAP ..................................................................................................................................................... 25-32 End notes ............................................................................................................................................................................... 33-34 Table of contents

Encompass Health 4 Q2 2024 Financial summary Q2 6 Months ($ in millions, except per share data) 2024 2023% △ 2024 2023% △ Encompass Health Net operating revenue $ 1,301.2 $ 1,187.1 9.6% $ 2,617.2 $ 2,347.5 11.5 % Adjusted EBITDA $ 271.8 $ 249.6 8.9% $ 544.8 $ 478.6 13.8 % Adjusted EPS $ 1.11 $ 0.95 16.8% $ 2.23 $ 1.83 21.9 % Adjusted free cash flow $ 142.5 $ 124.2 14.7% $ 310.1 $ 282.9 9.6 % Reconciliations to GAAP provided on pages 25-32.

Encompass Health 5 Q2 2024 Key takeaways u Revenue Ÿ Net operating revenue growth of 9.6% ü Discharge growth of 6.7% (4.8% same store) u Adjusted EBITDA Ÿ Adjusted EBITDA growth of 8.9% u Balance sheet Ÿ Net leverage of 2.5x u Capacity additions Ÿ Opened 3 de novo hospitals with a total of 130 beds Ÿ Opened 1 40-bed satellite hospital Ÿ Added 24 beds to existing hospitals u Shareholder distributions Ÿ Repurchased 198,708 shares of common stock for $16.8 million Ÿ Paid a $0.15 per share cash dividend in April 2024 Ÿ Declared a $0.15 per share cash dividend in May 2024 (paid in July 2024) u Events subsequent Ÿ Expanded Piedmont joint venture with the addition of our existing Augusta, Georgia hospital Ÿ Issued notice of redemption for $150 million of 5.75% Senior Notes due 2025 with a settlement date of August 15, 2024 Ÿ Declared a $0.17 per share cash dividend in July 2024 (to be paid in October 2024) Ÿ Increased common stock repurchase authorization to $500 million in July 2024(1) Reconciliations to GAAP provided on pages 25-32. Refer to pages 33-34 for end notes.

Encompass Health 6 Revenue Q2 Q2 % Change* ($ in millions) 2024 2023 Net operating revenue: Inpatient $ 1,265.5 $ 1,162.3 8.9% Outpatient and other 35.7 24.8 44.0% Total revenue $ 1,301.2 $ 1,187.1 9.6% (Actual Amounts) Discharges 60,833 57,011 6.7% New-store discharge growth 1.9% Same-store discharge growth 4.8% Net patient revenue per discharge $ 20,803 $ 20,387 2.0% Revenue reserves related to bad debt as a percent of revenue 2.9% 1.9% 100 bps u Outpatient and other revenue includes a $10.3 million increase in provider tax revenues. u Bad debt as a percent of revenue increased 100 basis points, primarily attributable to: Ÿ Increase in medical necessity claim review audits Ÿ Reversal of Supplemental Medical Review Contractor (“SMRC”) audit reserves in Q2-23 *Except for Revenue reserves related to bad debt as a percent of revenue, which is increase (decrease)

Encompass Health 7 Adjusted EBITDA(2) Q2 % of Revenue Q2 % of Revenue($ in millions) 2024 2023 Net operating revenue $ 1,301.2 $ 1,187.1 Operating expenses: Salaries and benefits (700.5) 53.8% (636.2) 53.6 % Other operating expenses(a) (192.9) 14.8% (171.9) 14.5 % Supplies (57.6) 4.4% (52.0) 4.4 % Occupancy costs (14.2) 1.1% (14.3) 1.2 % Hospital operating expenses (264.7) 20.3% (238.2) 20.1 % General and administrative expenses(b) (36.3) 2.8% (38.3) 3.2 % Other income(c) 3.1 2.3 Equity in nonconsolidated affiliates 1.4 0.9 Noncontrolling interests in continuing operations(d) (32.4) (28.0) Adjusted EBITDA $ 271.8 $ 249.6 Percent change 8.9 % Q2 Q2 ($ in millions) 2024 2023 In arriving at Adjusted EBITDA, the following were excluded: (a) (Gain) loss on disposal or impairment of assets $ (3.0) $ 0.8 (b) Stock-based compensation and the change in fair market value of the non- qualified deferred comp plan $ 14.2 $ 17.1 (c) Change in fair market value of equity securities and the non-qualified deferred comp plan $ (0.2) $ (0.4) (d) State regulatory change impact on noncontrolling interests(3) $ — $ (2.2) Reconciliations to GAAP provided on pages 25-32. Refer to pages 33-34 for end notes. u Adjusted EBITDA includes a $4.9 million increase in net provider tax revenues.

Encompass Health 8 Earnings per share - as reported Q2 6 Months ($ in millions, except per share data) 2024 2023 2024 2023 Adjusted EBITDA $ 271.8 $ 249.6 $ 544.8 $ 478.6 Depreciation and amortization(3) (72.9) (72.6) (143.2) (136.5) Interest expense and amortization of debt discounts and fees (34.3) (36.3) (69.5) (72.7) Stock-based compensation (13.6) (15.6) (22.9) (23.5) Gain (loss) on disposal or impairment of assets(4) 3.0 (0.8) (10.7) (1.5) 154.0 124.3 298.5 244.4 Items not indicative of ongoing operating performance: State regulatory change impact on noncontrolling interests(3) — 2.2 — 2.2 Change in fair market value of equity securities (0.4) (1.1) (0.1) (0.6) Asset impairment impact on noncontrolling interests(4) — — 7.3 — Pre-tax income 153.6 125.4 305.7 246.0 Income tax expense (38.3) (32.8) (76.6) (64.7) Income from continuing operations* $ 115.3 $ 92.6 $ 229.1 $ 181.3 Diluted shares (see page 24) 102.0 101.1 102.1 101.0 Diluted earnings per share* $ 1.13 $ 0.91 $ 2.24 $ 1.79 * Earnings per share are determined using income from continuing operations attributable to Encompass Health. Reconciliations to GAAP provided on pages 25-32. Refer to pages 33-34 for end notes.

Encompass Health 9 Adjusted earnings per share(5) Refer to pages 33-34 for end notes. Q2 6 Months 2024 2023 2024 2023 Diluted earnings per share, as reported $ 1.13 $ 0.91 $ 2.24 $ 1.79 Adjustments, net of tax: Asset impairment impact(4) — — 0.02 — Income tax adjustments (0.02) — (0.03) — State regulatory change impact(3) — 0.03 — 0.03 Change in fair market value of equity securities — 0.01 — — Adjusted earnings per share* $ 1.11 $ 0.95 $ 2.23 $ 1.83 u Adjusted earnings per share removes from GAAP earnings per share the impact of items the Company believes are not indicative of its ongoing operating performance. * Adjusted EPS may not sum due to rounding. See complete calculations of adjusted earnings per share on pages 28-32.

Encompass Health 10 $282.9 $66.2 $(4.2) $3.4 $(45.1) $6.9 $310.1 Adjusted free cash flow 6 mos. 2023 Adjusted EBITDA Working capital and other Cash interest payments Cash tax payments, net of refunds Maintenance capital expenditures Adjusted free cash flow 6 mos. 2024 2024 YTD Adjusted free cash flow(6) Reconciliations to GAAP provided on pages 25-32. Refer to pages 33-34 for end notes. ($ in millions)

Encompass Health 11 2024 Guidance - Updated as of August 5, 2024 Previous Guidance Updated Guidance ($ in millions, except per share data) Net Operating Revenue $5,250 to $5,325 $5,275 to $5,350 Adjusted EBITDA(2) $1,030 to $1,065 $1,040 to $1,075 Adjusted earnings per share from continuing operations attributable to Encompass Health(5) $3.86 to $4.11 $3.97 to $4.22 Refer to pages 33-34 for end notes.

Encompass Health 12 2024 Guidance considerations u Pricing Ÿ Medicare pricing increase of 3.3% for Q3 and Q4 Ÿ Managed Care pricing increase of 2% to 3% Ÿ Bad debt reserves of 2.4% to 2.6% of revenue u Labor Ÿ SWB per FTE (including contract labor, sign-on and shift bonuses) increase of 4% to 5% u Capacity additions Ÿ 6 de novo hospitals with 280 beds ü De novo net pre-opening and ramp-up costs of $15 million to $18 million (inclusive of costs associated with 2025 de novos incurred in 2024) Ÿ 1 40-bed satellite hospital (accounted for in bed additions) Ÿ Approximately 110 beds to existing hospitals u Corporate Ÿ 2H Adjusted EBITDA impact of approximately $6 million ü Enterprise system conversion (Oracle Fusion) costs of approximately $2.5 million ü Addition of our existing Augusta, Georgia hospital to Piedmont joint venture increasing income attributable to noncontrolling interests (NCI) by approximately $3.5 million Ÿ Tax rate of approximately 26% Ÿ Diluted share count of approximately 102 million shares

Encompass Health 13 Adjusted free cash flow(6) assumptions Certain cash flow items ($ in millions) 6 Months  2024 Actuals 2023 Actuals 2024 Assumptions Cash interest payments (net of amortization of debt discounts and fees) $64.6 $134.0 ~ $130 Cash payments for income taxes, net of refunds $92.0 $106.6 $150 to $170 Working capital and other $(9.5) $(12.1) $30 to $50 Maintenance CAPEX $87.6 $216.9 $185 to $195 Adjusted free cash flow $310.1 $525.7 $495 to $580 Increased cash taxes due to higher net income and phase-out of bonus depreciation; 2023 cash taxes benefited from $11 million overpayment in 2022 applied to 2023 Increased working capital due to growth in accounts receivable and the timing of payroll and payroll tax liabilities Reconciliations to GAAP provided on pages 25-32. Refer to pages 33-34 for end notes.

Encompass Health 14 Uses of free cash flow ($ in millions) 6 Months 2024 Actuals 2023 Actuals 2024 Assumptions Growth in core business IRF bed expansions $41.7 $41.8 $105 to $115 New IRFs - De novos 164.0 321.6 290 to 300 - Replacement IRFs and other(7) 3.0 24.2 TBD $208.7 $387.6 $395 to $415 Debt reduction Debt redemptions (borrowings), net ($4.0) $54.4 TBD Shareholder distributions Cash dividends on common stock $30.8 $60.4 ~ $63 Common stock repurchases $16.8 $— TBD Refer to pages 33-34 for end notes. Ÿ Increased common stock repurchase authorization to $500 million as of July 24, 2024(1) Ÿ Issued notice of redemption for $150 million of 5.75% Senior Notes due 2025 with a settlement date of August 15, 2024

Appendix

Encompass Health | Largest owner and operator of rehabilitation hospitals


Rehabilitation hospitals "IRFs"
De novos under development*

Company profile as of 06/30/24

163
Rehabilitation hospitals "IRFs"

64 are joint ventures

18 IRFs under development**

37 States and Puerto Rico

25% of Licensed beds †

34% of Medicare patients served †

Key statistics trailing four quarters

~239,000 patient discharges

~$5.1 Billion in revenue

Fortune Magazine
World's Most Admired Companies

~39,400 employees

BECKER'S HEALTHCARE
Top Places to Work in Healthcare

* De novos under development - previously announced de novo hospitals under development as of July 29, 2024
** IRFs under development include de novo and remote and satellite locations(8)
† Based on 2023 and 2022 data
Refer to pages 33-34 for end notes.

Encompass Health
16

Growth targets, fundamentals and value drivers

2023 - 2027 Growth targets

- 6 to 10 de novos per year
- 80 to 120 bed additions per year
- 6% to 8% discharge CAGR

Large, under penetrated, and growing inpatient rehabilitation market

- Large addressable market indicated by low conversion rate of presumptively eligible inpatient rehabilitation patients
- Favorable demographics driving increased demand for rehabilitation services
- Unparalleled clinical expertise for treating inpatient rehabilitation conditions with consistent delivery of high-quality, cost-effective care
- De novo and bed addition strategy delivers attractive financial returns
- Cash flow and capital availability to fund capacity additions
- Fragmented sector presents unit acquisition and joint venture opportunities
- Significant barriers to entry and economies of scale
- Resilient business model with focus on non-discretionary conditions occurring predominantly in an aging population

Shareholder distributions

- Cash dividend (currently $0.17 per share per quarter)
- $500 million share repurchase authorization as of July 24, 2024[(1)]

Encompass Health

Refer to pages 33-34 for end notes.

17

Development activity

Inpatient Rehabilitation Hospitals opened or under development

		Joint venture	Expected open date	# of new beds 2024	2025	2026
De novos*						
	Kissimmee, FL			50	–	–
	Atlanta, GA	✓		40	–	–
	Louisville, KY	✓		40	–	–
1	Johnston, RI		3Q24	50	–	–
2	Fort Mill, SC		3Q24	39	–	–
3	Houston, TX		4Q24	61	–	–
4	Athens, GA	✓	1Q25	–	40	–
5	Fort Myers, FL	✓	2Q25	–	60	–
6	Daytona Beach, FL		2Q25	–	50	–
7	St. Petersburg, FL		3Q25	–	50	–
8	Lake Worth, FL		3Q25	–	50	–
9	Danbury, CT		3Q25	–	40	–
10	Amarillo, TX			–	–	50
11	Concordville, PA			–	–	50
12	Norristown, PA			–	–	50
13	Loganville, GA	✓		–	–	40
14	Irmo, SC			–	–	50
15	Palm Beach Gardens, FL			–	–	50
16	Avondale, AZ			–	–	60
17	San Antonio, TX			–	–	50
Remote and satellite[8]*						
	Ballwin, MO (Town & Country)	✓		40	–	–
18	Wildwood, FL (in The Villages, FL)		4Q25	–	50	–
Other bed additions				~110	~80	~80
*All dates are tentative and subject to change				430	420	480

18

IRF development projects announced and underway**

2Q 2024 Development activity highlights

Opened de novos	# of beds	JV
• Kissimmee, FL	50	
• Atlanta, GA	40	✓
• Louisville, KY	40	✓

Opened satellite	# of beds	JV
• Ballwin, MO (Town and Country)	40	✓

Beds added to existing hospitals	
	24

Announced de novo	# of beds	JV
• San Antonio, TX	50	

** IRFs under development include de novo and remote and satellite locations[8]

Refer to pages 33-34 for end notes.

Encompass Health

18

Encompass Health 19 2023 2024 2025 2026 2027 2028 2029 2030 2031 * This chart does not include ~$329 of finance lease obligations or ~$77 of other notes payable. See the debt schedule on page 20. Debt maturity profile - face value $350 Senior Notes 5.75% ($ in millions) Revolver capacity $800 Senior Notes 4.75% $800 Senior Notes 4.5% Revolver As of June 30, 2024* $964 Available $— Drawn + $36 reserved for LCs Callable at par Callable beginning February 2025Callable at 101.125 $400 Senior Notes 4.625% Callable beginning April 2026 Issued notice of redemption for $150 million of 5.75% Senior Notes due 2025 with a settlement date of August 15, 2024

Encompass Health 20 Debt schedule Change in June 30, December 31, Debt vs. ($ in millions) 2024 2023 YE 2023 Advances under $1 billion revolving credit facility $ — $ — $ — Bonds Payable: 5.75% Senior Notes due 2025 349.0 348.5 0.5 4.50% Senior Notes due 2028 786.7 785.0 1.7 4.75% Senior Notes due 2030 782.8 781.5 1.3 4.625% Senior Notes due 2031 392.0 391.5 0.5 Other notes payable 76.7 66.0 10.7 Finance lease obligations 329.4 340.1 (10.7) Long-term debt $ 2,716.6 $ 2,712.6 $ 4.0 Debt to Adjusted EBITDA 2.6 x 2.8 x Leverage net of cash and cash equivalents 2.5 x 2.7 x Reconciliations to GAAP provided on pages 25-32. The leverage ratio for 2Q24 stated in terms of the most comparable GAAP measurement would be Debt to Net cash provided by operating activities: 3.1x The leverage ratio for 2023 stated in terms of the most comparable GAAP measurement would be Debt to Net cash provided by operating activities: 3.2x

Encompass Health 21 0.0% 5.0% 10.0% 15.0% 20.0% New-store/same-store growth Shreveport, LA (40 beds) Waco, TX (40 beds) Greenville, SC (40 beds) Pensacola, FL (40 beds) Discharges Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 New store 2.0% 3.6% 3.8% 3.3% 3.4% 3.1% 3.5% 3.6% 3.0% 3.0% 3.3% 1.9% Same store(9) 6.7% 6.0% 3.8% 1.6% 4.1% 4.2% 5.9% 6.2% 4.3% 5.3% 6.7% 4.8% Total by quarter 8.7% 9.6% 7.6% 4.9% 7.5% 7.3% 9.4% 9.8% 7.3% 8.3% 10.0% 6.7% Total by year 8.7% 6.8% 8.7% Same store by year(9) 6.2% 3.1% 4.8% Shiloh, IL (40 beds) St. Augustine, FL (40 beds) Libertyville, IL (60 beds) Henry County, GA (50 beds) Moline, IL (40 beds) Naples, FL (50 beds) Grand Forks, ND (40 beds) Lakeland, FL (50 beds) Cape Coral, FL (40 beds) Jacksonville, FL (50 beds) Knoxville, TN (73 beds) Owasso, OK (40 beds) Clermont, FL (50 beds) Bowie, MD (60 beds) Columbus, GA (40 beds) Prosper, TX (40 beds) Fitchburg, WI (56 beds) Kissimmee, FL (50 beds) Atlanta, GA (40 beds) Louisville, KY (40 beds) Refer to pages 33-34 for end notes.

Encompass Health 22 Payment sources (percent of revenues) Q2 6 Months Full Year 2024 2023 2024 2023 2023 Medicare 64.7% 64.4% 64.8% 64.7% 65.0 % Medicare Advantage 17.2% 16.7% 17.1% 16.4% 16.2 % Managed care 10.7% 11.2% 10.7% 11.1% 11.1 % Medicaid 3.3% 4.1% 3.4% 4.1% 4.0 % Other third-party payors 0.8% 0.9% 0.8% 0.9% 0.9 % Workers’ compensation 0.5% 0.6% 0.5% 0.6% 0.5 % Patients 0.3% 0.3% 0.3% 0.3% 0.3 % Other income 2.5% 1.8% 2.4% 1.9% 2.0 % Total 100.0% 100.0% 100.0% 100.0% 100.0%

Encompass Health 23 Operational metrics Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2024 2024 2023 2023 2023 2023 2023 Net patient revenue-inpatient $ 1,265.5 $ 1,282.7 $ 1,216.8 $ 1,180.5 $ 1,162.3 $ 1,134.2 $ 4,693.8 Net patient revenue-outpatient and other revenues 35.7 33.3 30.0 26.4 24.8 26.2 107.4 Net operating revenues $ 1,301.2 $ 1,316.0 $ 1,246.8 $ 1,206.9 $ 1,187.1 $ 1,160.4 $ 4,801.2 Discharges(10) 60,833 61,111 59,247 57,665 57,011 55,557 229,480 Net patient revenue per discharge $ 20,803 $ 20,990 $ 20,538 $ 20,472 $ 20,387 $ 20,415 $ 20,454 Outpatient visits 29,312 29,744 29,627 28,604 30,752 31,852 120,835 Average length of stay 12.2 12.3 12.3 12.4 12.3 12.5 12.4 Occupancy % 74.5% 76.7% 73.4% 72.8% 72.4% 73.4% 72.1% # of licensed beds 10,948 10,781 10,778 10,677 10,611 10,510 10,778 Occupied beds 8,156 8,269 7,911 7,773 7,682 7,714 7,771 Full-time equivalents (FTEs) - internal 27,297 27,209 26,713 26,112 25,453 25,122 25,850 Contract labor FTEs 450 434 378 388 476 459 425 Total FTEs(11) 27,747 27,643 27,091 26,500 25,929 25,581 26,275 EPOB(12) 3.40 3.34 3.42 3.41 3.38 3.32 3.38 Refer to pages 33-34 for end notes.

Encompass Health 24 Share information Weighted Average for the Period Q2 6 Months Full Year (in millions) 2024 2023 2024 2023 2023 2022 2021 Basic shares outstanding 99.9 99.5 99.9 99.5 99.5 99.2 99.0 Restricted stock awards, dilutive stock options, and restricted stock units 2.1 1.6 2.2 1.5 1.8 1.2 1.2 Diluted shares outstanding 102.0 101.1 102.1 101.0 101.3 100.4 100.2 End of Period Q2 6 Months Full Year (in millions) 2024 2023 2024 2023 2023 2022 2021 Basic shares outstanding 100.7 100.2 100.7 100.2 100.3 99.8 99.5

Encompass Health 25 Net cash provided by operating activities reconciled to Adjusted EBITDA(2) Q2 6 Months Full Year ($ in millions) 2024 2023 2024 2023 2023 Net cash provided by operating activities $ 217.4 $ 206.7 $ 456.2 $ 434.6 $ 850.8 Interest expense and amortization of debt discounts and fees 34.3 36.3 69.5 72.7 143.5 (Loss) gain on sale of investments, excluding impairments (0.1) 0.1 1.2 1.8 4.6 Equity in net income of nonconsolidated affiliates 1.4 0.9 2.1 1.3 3.2 Net income attributable to noncontrolling interests in continuing operations (32.4) (25.8) (58.7) (51.4) (111.0) Amortization of debt-related items (2.5) (2.4) (4.9) (4.7) (9.5) Distributions from nonconsolidated affiliates (1.2) (0.1) (2.0) (0.2) (1.6) Current portion of income tax expense 40.6 36.5 72.4 64.4 128.3 Change in assets and liabilities 11.8 (3.5) 13.4 (41.4) (50.3) Cash used in operating activities of discontinued operations 2.0 1.6 2.7 2.9 16.0 State regulatory change impact on noncontrolling interests(3) — (2.2) — (2.2) (2.2) Asset impairment impact on noncontrolling interests(4) — — (7.3) — — Change in fair market value of equity securities 0.4 1.1 0.1 0.6 (0.7) Other 0.1 0.4 0.1 0.2 — Adjusted EBITDA $ 271.8 $ 249.6 $ 544.8 $ 478.6 $ 971.1 Refer to pages 33-34 for end notes.

Encompass Health 26 Reconciliation of net income to Adjusted EBITDA(2) Q2 6 Months Full Year ($ in millions) 2024 2023 2024 2023 2023 Net income $ 146.5 $ 117.2 $ 285.3 $ 230.5 $ 463.0 Loss from discontinued operations, net of tax, attributable to Encompass Health 1.2 1.2 2.5 2.2 12.0 Net income attributable to noncontrolling interests included in continuing operations (32.4) (25.8) (58.7) (51.4) (111.0) Provision for income tax expense 38.3 32.8 76.6 64.7 132.2 Interest expense and amortization of debt discounts and fees 34.3 36.3 69.5 72.7 143.5 Depreciation and amortization(3) 72.9 72.6 143.2 136.5 273.9 (Gain) loss on disposal or impairment of assets(4) (3.0) 0.8 10.7 1.5 9.8 Stock-based compensation 13.6 15.6 22.9 23.5 50.6 State regulatory change impact on noncontrolling interests(3) — (2.2) — (2.2) (2.2) Change in fair market value of equity securities 0.4 1.1 0.1 0.6 (0.7) Asset impairment impact on noncontrolling interests(4) — — (7.3) — — Adjusted EBITDA $ 271.8 $ 249.6 $ 544.8 $ 478.6 $ 971.1 Refer to pages 33-34 for end notes.

Encompass Health 27 Reconciliation of net cash provided by operating activities to adjusted free cash flow(6) Q2 6 Months Full Year ($ in millions) 2024 2023 2024 2023 2023 Net cash provided by operating activities $ 217.4 $ 206.7 $ 456.2 $ 434.6 $ 850.8 Impact of discontinued operations 2.0 1.6 2.7 2.9 16.0 Net cash provided by operating activities of continuing operations 219.4 208.3 458.9 437.5 866.8 Capital expenditures for maintenance (48.9) (56.7) (87.6) (94.5) (216.9) Distributions paid to noncontrolling interests of consolidated affiliates (27.8) (27.6) (52.5) (59.4) (114.7) Items not indicative of ongoing operating performance: Transaction costs and related liabilities (0.2) 0.2 (8.7) (0.7) (9.5) Adjusted free cash flow $ 142.5 $ 124.2 $ 310.1 $ 282.9 $ 525.7 Cash dividends on common stock $ 14.9 $ 14.9 $ 30.8 $ 30.5 $ 60.4 Refer to pages 33-34 for end notes.

Encompass Health 28 Adjusted EPS(5) - Q2 2024 For the Three Months Ended June 30, 2024 Adjustments As Reported Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 271.8 $ — $ — $ 271.8 Depreciation and amortization (72.9) — — (72.9) Interest expense and amortization of debt discounts and fees (34.3) — — (34.3) Stock-based compensation (13.6) — — (13.6) Gain on disposal or impairment of assets 3.0 — — 3.0 Change in fair market value of equity securities (0.4) — 0.4 — Income from continuing operations before income tax expense 153.6 — 0.4 154.0 Provision for income tax expense (38.3) (2.4) (0.1) (40.8) Income from continuing operations attributable to Encompass Health $ 115.3 $ (2.4) $ 0.3 $ 113.2 Diluted earnings per share from continuing operations* $ 1.13 $ (0.02) $ — $ 1.11 Diluted shares used in calculation 102.0 * Adjusted EPS may not sum across due to rounding. Refer to pages 33-34 for end notes.

Encompass Health 29 For the Three Months Ended June 30, 2023 Adjustments As Reported State Regulatory Change Impact Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 249.6 $ — $ — $ — $ 249.6 Depreciation and amortization(3) (72.6) 6.1 — — (66.5) Interest expense and amortization of debt discounts and fees (36.3) — — — (36.3) Stock-based compensation (15.6) — — — (15.6) Loss on disposal or impairment of assets (0.8) — — — (0.8) State regulatory change impact on noncontrolling interests(3) 2.2 (2.2) — — — Change in fair market value of equity securities (1.1) — — 1.1 — Income from continuing operations before income tax expense 125.4 3.9 — 1.1 130.4 Provision for income tax expense (32.8) (1.0) 0.1 (0.3) (34.0) Income from continuing operations attributable to Encompass Health $ 92.6 $ 2.9 $ 0.1 $ 0.8 $ 96.4 Diluted earnings per share from continuing operations* $ 0.91 $ 0.03 $ — $ 0.01 $ 0.95 Diluted shares used in calculation 101.1 Adjusted EPS(5) - Q2 2023 * Adjusted EPS may not sum across due to rounding. Refer to pages 33-34 for end notes.

Encompass Health 30 Adjusted EPS(5) - YTD Q2 2024 For the Six Months Ended June 30, 2024 Adjustments As Reported Asset Impairment Impact Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 544.8 $ — $ — $ — $ 544.8 Depreciation and amortization (143.2) — — — (143.2) Interest expense and amortization of debt discounts and fees (69.5) — — — (69.5) Stock-based compensation (22.9) — — — (22.9) Loss on disposal or impairment of assets(4) (10.7) 10.4 — — (0.3) Change in fair market value of equity securities (0.1) — — 0.1 — Asset impairment impact on noncontrolling interests(4) 7.3 (7.3) — — — Income from continuing operations before income tax expense 305.7 3.1 — 0.1 308.9 Provision for income tax expense (76.6) (1.3) (3.0) — (80.9) Income from continuing operations attributable to Encompass Health $ 229.1 $ 1.8 $ (3.0) $ 0.1 $ 228.0 Diluted earnings per share from continuing operations* $ 2.24 $ 0.02 $ (0.03) $ — $ 2.23 Diluted shares used in calculation 102.1 * Adjusted EPS may not sum across due to rounding. Refer to pages 33-34 for end notes.

Encompass Health 31 For the Six Months Ended June 30, 2023 Adjustments As Reported State Regulatory Change Impact Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 478.6 $ — $ — $ — $ 478.6 Depreciation and amortization(3) (136.5) 6.1 — — (130.4) Interest expense and amortization of debt discounts and fees (72.7) — — — (72.7) Stock-based compensation (23.5) — — — (23.5) Loss on disposal or impairment of assets (1.5) — — — (1.5) State regulatory change impact on noncontrolling interests(3) 2.2 (2.2) — — — Change in fair market value of equity securities (0.6) — — 0.6 — Income from continuing operations before income tax expense 246.0 3.9 — 0.6 250.5 Provision for income tax expense (64.7) (1.0) 0.4 (0.2) (65.5) Income from continuing operations attributable to Encompass Health $ 181.3 $ 2.9 $ 0.4 $ 0.4 $ 185.0 Diluted earnings per share from continuing operations* $ 1.79 $ 0.03 $ — $ — $ 1.83 Diluted shares used in calculation 101.0 Adjusted EPS(5) - YTD Q2 2023 * Adjusted EPS may not sum across due to rounding. Refer to pages 33-34 for end notes.

Encompass Health 32 Adjusted EPS(5) - 2023 For the Year Ended December 31, 2023 Adjustments As Reported State Regulatory Change Impact Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 971.1 $ — $ — $ — $ 971.1 Depreciation and amortization(3) (273.9) 6.1 — — (267.8) Interest expense and amortization of debt discounts and fees (143.5) — — — (143.5) Stock-based compensation (50.6) — — — (50.6) Loss on disposal or impairment of assets (9.8) — — — (9.8) State regulatory change impact on noncontrolling interests(3) 2.2 (2.2) — — — Change in fair market value of equity securities 0.7 — — (0.7) — Income from continuing operations before income tax expense 496.2 3.9 — (0.7) 499.4 Provision for income tax expense (132.2) (1.0) 2.8 0.2 (130.2) Income from continuing operations attributable to Encompass Health $ 364.0 $ 2.9 $ 2.8 $ (0.5) $ 369.2 Diluted earnings per share from continuing operations* $ 3.59 $ 0.03 $ 0.03 $ — $ 3.64 Diluted shares used in calculation 101.3 * Adjusted EPS may not sum across due to rounding. Refer to pages 33-34 for end notes.

Encompass Health 33 End notes Reconciliations to GAAP provided on pages 25-32. (1) On Oct. 28, 2013, the Company announced its board of directors authorized the repurchase of up to $200 million of its common stock. On Feb. 14, 2014, the Company's board approved an increase in this common stock repurchase authorization from $200 million to $250 million. As of June 30, 2018, the remaining repurchase authorization was approximately $58 million. On July 24, 2018, the Company's board approved resetting the aggregate common stock repurchase authorization to $250 million. As of June 30, 2024, the remaining repurchase authorization was approximately $181 million. On July 24, 2024, the Company’s board approved resetting the aggregate common stock repurchase authorization to $500 million. (2) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future the Company may incur expenses similar to the adjustments set forth. (3) In May of 2023, the governor of South Carolina signed into law S.164, which repealed the requirement of certain healthcare providers to obtain and/or maintain a certificate of need (“CON”). As a results of this repeal, in Q2 2023 we accelerated amortization of approximately $6 million in remaining carrying value of our South Carolina CON assets, increasing depreciation and amortization expense by approximately $6 million and reducing noncontrolling interest in continuing operations by approximately $2 million (related to our joint venture partner’s share of income at one impacted location). The impact of these adjustments have been excluded from the calculation of Adjusted EBITDA and adjusted earnings per share in the second quarter of 2023 given the non- recurring nature of the CON repeal (Florida is the only other state in recent history to repeal its CON law) is not indicative of ongoing operating performance. (4) In January 2024, we received notice that our joint venture partner, Hospital Sisters Health System, intended to close its acute-care hospital, Sacred Heart Hospital in Eau Claire, WI, in which our joint venture inpatient rehabilitation hospital is located. We closed that joint venture hospital in February 2024 and incurred a one-time impairment charge of $10.4 million. The impact to net income attributable to Encompass Health during the six months ended June 30, 2024 resulting from the impairment was $1.8 million after reductions for net income attributable to noncontrolling interests of $7.3 million and the provision for income tax expense of $1.3 million.

Encompass Health 34 End notes (continued) (5) The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”), which is a non-GAAP measure. The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements, professional fees - accounting, tax, and legal, mark-to-market adjustments for stock appreciation rights, gains or losses related to hedging and equity instruments, loss on early extinguishment of debt, adjustments to its income tax provision (such as valuation allowance adjustments, settlements of income tax claims and windfall tax benefits), items related to corporate and facility restructurings, and certain other items deemed to be non-indicative of ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company's ongoing operating performance. Accordingly, they can complicate comparisons of the Company's results of operations across periods and comparisons of the Company's results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. (6) The definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, distributions to noncontrolling interests, and certain items deemed to be non-indicative of ongoing operating performance. Common stock dividends are not included in the calculation of adjusted free cash flow. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. (7) In September 2023, we purchased our Treasure Coast hospital (Vero Beach, Florida) real estate from Ocean Health Associates, LTD. (“Ocean Health”) for $21.4 million. Prior to the purchase, we leased the real estate from Ocean Health. The $21.4 million payment is included in Principal payments under finance lease obligations on the consolidated statement of cash flows for the twelve months ended December 31, 2023. (8) Our inpatient rehabilitation hospitals (“IRFs”) may operate one or more satellite and/or remote locations. Satellite and remote locations are located proximate to one of our existing IRFs but do not have a separate Medicare provider number. As such, they are considered a bed addition, are included in same store results from the day of opening, and are not included in our count of total open hospitals. As of June 30, 2024, we operate 11 satellite and remote locations. (9) Same-store comparisons are calculated based on hospitals open throughout both the full current periods and prior periods presented. These comparisons include the financial results of market consolidation transactions and capacity expansions (including the addition of satellite and remote hospitals) in existing markets. (10) Represents discharges from 163 consolidated hospitals in Q2 2024; 160 consolidated hospitals in Q1 2024; 161 consolidated hospitals in Q4 2023; 159 consolidated hospitals in Q3 2023; 158 consolidated hospitals in Q2 2023; and 156 consolidated hospitals in Q1 2023. (11) Total full-time equivalents included in the table represent Encompass Health employees who participate in or support the operations of our hospitals and include full-time equivalents related to contract labor. (12) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of total full-time equivalents, including full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. Reconciliations to GAAP provided on pages 25-32.